Exhibit 99.2
Boise Inc.
Quarterly Statistical Information

	2013
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volumes
Linerboard, Total (short tons)	138,868				138,868
Linerboard, External Sales (short tons)	36,775				36,775
Newsprint (short tons)	53,817				53,817
Corrugated Containers and Sheets (mmsf)	2,552				2,552
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$505				$505
Linerboard, External Sales, Mill ($/short ton)	$464				$464
Newsprint Mill ($/short ton)	$523				$523
Corrugated Containers and Sheets ($/msf)	$78				$78
Depreciation & Amortization (000)	$16,331				$16,331
Capital Spending (000)	$13,286				$13,286

Paper
Sales Volumes
Commodity UFS (short tons)	195,020				195,020
Premium and Specialty UFS (short tons)	103,798				103,798
Total UFS	298,818				298,818
Corrugating Medium (short tons)	33,166				33,166
Market Pulp, External sales (short tons)	1,264				1,264
Net Sales Price (a)
Commodity UFS ($/short ton)	$855				$855
Premium and Specialty UFS ($/short ton)	$1,069				$1,069
Corrugating Medium ($/short ton)	$561				$561
Market Pulp, External Sales ($/short ton)	$463				$463
Depreciation & Amortization (000)	$25,951				$25,951
Capital Spending (000)	$9,917				$9,917

Total Company
EBITDA (000) (b)	$56,159				$56,159
EBITDA Excluding Special Items (000) (b)	$56,159				$56,159
Net Income (Loss) Per Share: Basic	$(0.01)				$(0.01)
Net Income (Loss) Per Share: Diluted	$(0.01)				$(0.01)
Net Income per diluted share excluding special items (b)	$0.02				$0.02
Free cash flow (000) (b)	$13,253				$13,253
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)
Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income (loss) to net income excluding special items, and free cash flow are provided as an appendix.

Boise Inc.
Quarterly Statistical Information

	2012
	Q1	Q2	Q3	Q4	YTD
Packaging
Sales Volume
Linerboard, Total (short tons)	152,620	145,958	155,743	156,763	611,084
Linerboard, External Sales (short tons)	52,974	38,168	36,539	31,189	158,870
Newsprint (short tons)	54,767	58,265	60,023	60,345	233,400
Corrugated Containers and Sheets (mmsf)	2,433	2,485	2,584	2,578	10,079
Net Sales Price (a)
Linerboard, Total, Mill ($/short ton)	$449	$452	$462	$502	$467
Linerboard, External Sales, Mill ($/short ton)	$398	$404	$421	$452	$415
Newsprint Mill ($/short ton)	$540	$542	$537	$540	$540
Corrugated Containers and Sheets ($/msf)	$76	$76	$76	$77	$76
Depreciation & Amortization (000)	$15,485	$15,149	$14,823	$15,459	$60,916
Capital Spending (000)	$6,600	$11,938	$13,347	$29,397	$61,282

Paper
Sales Volume
Commodity UFS (short tons)	203,332	197,652	195,276	189,392	785,652
Premium and Specialty UFS (short tons)	121,771	114,862	118,559	112,997	468,189
Total UFS	325,103	312,514	313,835	302,389	1,253,841
Corrugating Medium (short tons)	32,549	34,159	33,709	34,864	135,281
Market Pulp, External sales (short tons)	8,489	10,346	18,474	15,635	52,944
Net Sales Price (a)
Commodity UFS ($/short ton)	$910	$901	$898	$876	$897
Premium and Specialty UFS ($/short ton)	$1,087	$1,094	$1,100	$1,070	$1,088
Corrugating Medium ($/short ton)	$482	$481	$509	$562	$509
Market Pulp, External sales ($/short ton)	$477	$481	$449	$443	$458
Depreciation & Amortization (000)	$21,215	$21,305	$21,812	$23,318	$87,650
Capital Spending (000)	$14,862	$16,282	$15,654	$24,288	$71,086

Total Company
EBITDA (000) (b)	$87,408	$75,149	$59,182	$78,281	$300,020
EBITDA Excluding Special Items (000) (b)	$87,408	$75,149	$90,470	$78,738	$331,765
Net Income Per Share: Basic	$0.22	$0.14	$0.04	$0.14	$0.52
Net Income Per Share: Diluted	$0.21	$0.14	$0.04	$0.13	$0.52
Net Income per diluted share excluding special items (b)	$0.21	$0.14	$0.23	$0.14	$0.71
Free cash flow (000) (b)	$8,346	$12,324	$62,311	$14,407	$97,388
____________

(a)	Average net selling prices for our principal products represents sales less freight costs, discounts, and allowances.

(b)	Reconciliations of net income (a GAAP measure) to EBITDA, EBITDA to EBITDA excluding special items, net income to net income excluding special items, and free cash flow are provided as an appendix.

Prior-year information is available on our website at www.BoiseInc.com.

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

EBITDA represents income (loss) before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income (loss) to EBITDA and EBITDA excluding special items for 2013:

	2013
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(1,225)				$(1,225)
Interest expense	15,419				15,419
Interest income	(27)				(27)
Income tax provision (benefit)	(1,436)				(1,436)
Depreciation, amortization, and depletion	43,428				43,428
EBITDA and EBITDA excluding special items	$56,159				$56,159

The following table reconciles net income (loss) to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ending December 31, 2013:

	2013
	Q1	Q2	Q3	Q4	YTD
Net income (loss)	$(1,225)				$(1,225)
Incremental depreciation due to changes in estimated useful lives	5,316				5,316
Tax provision for special items (a)	(2,057)				(2,057)
Net income excluding special items	$2,034				$2,034
Weighted average common shares outstanding: diluted (b)	100,890				100,890
Net income excluding special items per diluted common share	$0.02				$0.02
___________

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

(b)
For the three months ended March 31, 2013, both basic and diluted weighted average common shares outstanding reported in our Consolidated Statements of Operations were 100,242, as we reported a net loss. Adjusting for the special items above, diluted weighted average common shares outstanding increased 0.6 million shares to reflect the incremental effect of dilutive common stock equivalents.

The following table reconciles cash provided by operations to free cash flow for 2013:

	2013
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$39,863				$39,863
Expenditures for property and equipment	(26,610)				(26,610)
Free cash flow	$13,253				$13,253

Boise Inc.
Appendix

Other Financial Measures
(unaudited, dollars and shares in thousands, except per-share data)

EBITDA represents income before interest (interest expense and interest income), income taxes, and depreciation, amortization, and depletion. The following table reconciles net income to EBITDA for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603	$13,547	$52,150
Interest expense	15,365	15,433	15,458	15,484	61,740
Interest income	(44)	(54)	(3)	(59)	(160)
Income tax provision	13,193	8,805	2,584	9,402	33,984
Depreciation, amortization, and depletion	37,556	37,303	37,540	39,907	152,306
EBITDA	$87,408	$75,149	$59,182	$78,281	$300,020

The following table reconciles EBITDA to EBITDA excluding special items by quarter and year to date for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
EBITDA	$87,408	$75,149	$59,182	$78,281	$300,020
St. Helens charges	—	—	31,288	457	31,745
EBITDA excluding special items	$87,408	$75,149	$90,470	$78,738	$331,765

The following table reconciles net income to net income excluding special items and presents net income excluding special items per diluted share by quarter and for the year ending December 31, 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Net income	$21,338	$13,662	$3,603	$13,547	$52,150
St. Helens charges	—	—	31,288	457	31,745
Tax provision for special items (a)	—	—	(12,108)	(177)	(12,285)
Net income excluding special items	$21,338	$13,662	$22,783	$13,827	$71,610
Weighted average common shares outstanding: diluted	101,414	101,008	101,030	101,180	101,143
Net income excluding special items per diluted common share	$0.21	$0.14	$0.23	$0.14	$0.71
___________

(a)	Special items are tax effected in the aggregate at an assumed combined federal and state statutory rate in effect for the period.

The following table reconciles cash provided by operations to free cash flow for 2012:

	2012
	Q1	Q2	Q3	Q4	YTD
Cash provided by operations	$31,479	$41,648	$92,147	$69,756	$235,030
Expenditures for property and equipment	(23,133)	(29,324)	(29,836)	(55,349)	(137,642)
Free cash flow	$8,346	$12,324	$62,311	$14,407	$97,388

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